SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2003


                                IESI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                   333-98657               75-2712191
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

                               2301 Eagle Parkway
                                    Suite 200
                             Fort Worth, Texas 76177
          (Address of principal executive offices, including zip code)


                                 (817) 632-4000
              (Registrant's telephone number, including area code)

ITEM  9.   REGULATION FD DISCLOSURE AND
ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On November 10, 2003, the Registrant issued a press release announcing its results of operations for the three and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IESI CORPORATION
                                            (Registrant)

                                            By: /s/ Thomas J. Cowee
                                                --------------------------------
                                                Name:  Thomas J. Cowee
                                                Title: Vice President, Chief
                                                       Financial Officer,
                                                       Treasurer and Assistant
                                                       Secretary
Date:  November 10, 2003

                                  Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------


  99.1 Press Release dated November 10, 2003 announcing results of operations for the three and nine months ended September 30, 2003.